UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2007


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


         NEW JERSEY                  0-30121                   22-2050748
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

      On May 23, 2007, The Nasdaq Stock Market issued a press release announcing that it will delist the common stock of Ulticom, Inc., which was suspended on February 1, 2007, and has not traded on NASDAQ since that time. On May 23, 2007, NASDAQ filed a Form 25 with the Securities and Exchange Commission to complete the delisting, which Form 25 specifies that the delisting will become effective at the opening of business on June 4, 2007.



















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ULTICOM, INC.


Date:  May 30, 2007                     By:  /s/  Shawn Osborne
                                           -------------------------------------
                                        Name:   Shawn Osborne
                                        Title:  Chief Executive Officer
























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